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                                                                    Exhibit 10.8

                               NET MASTER LEASE


          THIS LEASE is made in duplicate this 11th day October, 1994, by and between PLUMTREE OFFICE INVESTORS, LTD., a Colorado limited partnership, hereinafter called "Lessor", and R & D SYSTEMS COMPANY, a Colorado corporation, hereinafter collectively called "Lessee."

                                  WITNESSETH:

          That in consideration of the payment of the rent and the keeping and performance of the covenants and agreements by Lessee, as hereinafter set forth, Lessor has agreed to lease and hereby does lease and demise unto Lessee that certain office building known and described as Plumtree Center, consisting of approximately 45,000 rentable square feet, described as Lot 1, Plumtree Center, Filing Number 2, El Paso County, Colorado, hereinafter called the "Leased Premises", and the address of which is 5225 N. Academy Boulevard, Colorado Springs, CO 80918, hereinafter called the "Building".

          TO HAVE AND TO HOLD the same, with all the appurtenances, unto Lessee, from 12 o'clock noon on the day of closing of the purchase of the Building by Lessor for, during and until 12 o'clock noon on the day which is four (4) years after the date of closing, hereinafter the "Lease Term," at and for a Base Rent for the full term aforesaid in the sum of One Million Eight Hundred Thousand and no/100 Dollars ($1,800,000.00), payable in installments, the initial payment being the sum of Thirty-Seven Thousand Five Hundred and no/100 Dollars ($37,500.00), together with additional rent as set forth hereinafter, due upon execution of this Lease. Thereafter installments of Thirty-Seven Thousand Five Hundred and no/100 Dollars ($37,500.00) per month, together with additional rent as set forth hereinafter, shall be paid in advance, the first such installment being due and payable on the first calendar month following the month in which falls the first day of this Lease with other installments being due and payable on the first day of each and every calendar month of said term thereafter until the full payment of the total sum shall be made. Base Rental Rate shall mean $10.00 per rentable square foot of the Leased Premises. All rentals shall be paid without notice at the office of Lessor in accordance with Paragraph 4 below.

                                 1.   SERVICES
                                      --------

          Lessee understands that Lessor shall designate a property management company to supply property management services to the Building. The costs of these services, together with other services supplied to Lessee, shall be paid by Lessee to Lessor as additional rent in accordance with the more specific provisions of this Lease. Lessor agrees to supply to Lessee heating, electrical, air conditioning, sewer and plumbing, elevator, trash, snow and ice removal, janitorial, lighting, property management services, and other contract services in accordance with the custom for comparable first class office buildings in the Colorado Springs area and the costs of all such services shall be based upon commercially reasonable rates. In the event of any interruption, reduction or discontinuance of services which is beyond Lessor's control, Lessor shall not be liable for damages to persons or property as a result thereof, nor shall the occurrence of any such event in any way be construed as an eviction of Lessee or cause or permit an abatement, reduction or setoff of rent, or operate to release Lessee from any of Lessee's
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obligations hereunder. In the event of any such interruption, reduction or discontinuance of service, Lessor must demonstrate a diligent effort to effect such repairs as soon as reasonably possible. If Lessor's failure to make such diligent effort results in three (3) consecutive days of interruption of such services and such interruption does not result from either (a) Lessee's actions or omissions, or from (b) actions or omissions under the control of any public authority or utility provider, rent, and additional rent shall be abated for each day of further interruption and such abatement will be Lessee's sole remedy.

                              2.   QUIET ENJOYMENT
                                   ---------------

          Subject to the provisions of this Lease, Lessor covenants that Lessee on paying the rent and performing the covenants of this Lease on its part to be performed, shall and may peacefully and quietly have, hold and enjoy the Premises for the term of this Lease. Lessor shall not be responsible for the acts or omissions of any third party which may interfere with Lessee's use and enjoyment of the Premises.

                              3.  PAYMENT OF RENT
                                  ---------------

          A.   BASE RENT.  Lessee agrees to pay all Base Rents, Additional
               ---------
Rents, and sums to be paid to Lessor under this Lease at the times and in the manner herein provided without notice or demand. Rental checks will be made payable to the order of Plumtree Office Investors, Ltd., and be paid at c/o Diamante Properties Corp., 121 East Pikes Peak Avenue, Suite 335, Colorado Springs, Colorado 80903. Lessor reserves the right to change the party to whom payment will be made and the address of the same by providing five (5) days prior written notice to Lessee. Notwithstanding the foregoing, Lessee shall be entitled to collect all rents payable from subtenants of the Building so long as Lessee is not in default hereunder.

          Lessee's covenants to pay rental and other sums due under this Lease are independent of any other covenant, condition, provision or agreement herein contained, and said rental payments shall not be subject to setoff or deductions of any kind by Lessee, with the exception that Lessee may setoff against amounts owing under this Lease any amounts not paid when due by Lessor under Note and the Deed of Trust dated October 11, 1994 encumbering the premises for the benefit of Plumtree of Colorado Springs.

          B.   ADDITIONAL RENT.  In addition to the foregoing, it is hereby
               ----------------
agreed that Lessee shall pay to Lessor as Additional Rent during each calendar year during the term hereof, all "Real Estate Taxes," all costs of water and sanitary and storm drainage services, all charges for electricity, gas, fuel, telephone, trash removal, snow removal, janitorial services, a property management fee to the management firm designated by Lessor from time to time equal to four and one-half percent (4-1/2%) of the Base Rent payable with respect to the Building, all insurance costs associated with the Building, and all other utility costs, common area maintenance and repair costs, elevator and HVAC maintenance costs, and all costs of maintaining the building as a first-class office building (collectively "Charges").

          (1) For purposes hereof, "Real Estate Taxes" shall mean all real property taxes and assessments levied against the Building by any governmental or quasi-governmental authority, including any taxes, assessments, surcharges, or service or other fees of a nature not

                                       2
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presently in effect which shall hereafter be levied on the Building as a result of the use, ownership or operation of the Building or for any other reason, whether in lieu of or in addition to any current real estate taxes and assessments; provided, however, that any taxes which shall be levied on the rentals of the Building shall be determined as if the Building was Lessor's only property and provided further, that in no event shall the term "Taxes and Assessments," as used herein, include any federal, state or local income taxes levied or assessed on Lessor, unless such taxes are a specific substitute for real property taxes; such term shall, however, include gross taxes on rentals and expenses incurred by Lessor for consultants which have been approved in advance in writing by Lessee, whose approval shall not be unreasonably withheld or delayed, and in contesting the amount or validity of any such Taxes or Assessments (all of the foregoing are collectively referred to herein as "Taxes"). "Assessments" shall include any and all so-called special assessments, license tax, business license fee, business license tax, commercial rental tax, levy, charge or tax imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or the improvement or special district thereof, against the Premises or the Building, or against any legal or equitable interest of Lessor therein. For the purposes of this Lease, any special assessment shall be deemed payable in such number of installments as is permitted by law, whether or not actually so paid. In addition, Lessee shall be liable for and shall pay before delinquency and Lessee hereby agrees to indemnify and hold Lessor harmless from and against any liability in connection with all taxes levied against any personal property, fixtures, machinery, equipment, apparatus, systems and appurtenances placed by or on behalf of Lessee in or about the Premises ("Equipment Taxes"). If any Equipment Taxes are levied against Lessor or Lessor's property or if the assessed value of Lessor's property is increased by the inclusion therein of a value placed upon such personal property, fixtures, machinery, equipment, apparatus, systems or appurtenances of Lessee, and if Lessor, after written notice to Lessee, pays the Equipment Taxes or taxes based upon such an increased assessment (which Lessor shall have the right to do regardless of the validity of such levy, but under proper protest if requested by Lessee prior to such payment and if payment under protest is permissible), Lessee shall pay to Lessor upon thirty (30) days advance notice, as Additional Rent hereunder, the taxes so levied against Lessor or the proportion of such taxes resulting from such increase in the assessment; provided, however, that in any such event, Lessee shall have the right, on behalf of Lessor, to bring suit in any court of competent jurisdiction to recover the amount of any such tax so paid under protest, and any amount so recovered shall belong to Lessee (provided Lessee has previously paid such amount to Lessor). Notwithstanding the foregoing to the contrary, Lessee shall cooperate with Lessor to the extent reasonably necessary to cause the fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of which the Premises form a part, and the Lessor shall use reasonable efforts to treat all other tenants on the same basis.

          (2) Lessee shall pay to Lessor as Additional Rent during each calendar year during the term hereof, in advance on the first (1st) day of each month, an estimate of the Charges for the calendar year as reasonably estimated by Lessor, at the rate of one twelfth (1/12) thereof, on the same date and at the same place Base Rent is payable, with an adjustment to be made between the parties at a later date as hereinafter provided. Lessor shall deliver to Lessee within ninety (90) days following the end of one calendar year an estimate of the Charges for the new calendar year (the "Budget Sheet"). Until receipt of the Budget Sheet, Lessee shall continue to pay its monthly Charges based upon the estimate for the preceding calendar year. To the extent that the Budget Sheet reflects an estimate of Charges for the new calendar year greater

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than the amount actually paid to the date of receipt of the Budget Sheet for the new calendar year, Lessee shall thereafter pay the amount of its monthly Charges as set forth in the Budget Sheet. As soon as practicable following the end of any calendar year, but not later than April 1st, Lessor shall submit to Lessee a statement in reasonable detail, with supporting documentation if requested by Lessee, describing the computations of the Charges for the calendar year just completed (the "Statement"), and the differences, if any, between the actual Charges for the calendar year just completed and the actual amount of the Charges paid by Lessee to Lessor. To the extent that the actual Charges for the period covered by the Statement is higher than the estimated Charges which Lessee previously paid during the calendar year just completed, Lessee shall also pay to Lessor such balance within thirty (30) days following receipt of the Statement from Lessor. To the extent that the actual Charges for the period covered by the Statement is less then the estimated Charges which Lessee previously paid during the calendar year just completed, Lessor shall credit, within thirty (30) days, the excess against any sums then owing or next becoming due from Lessee under this Lease.

          C.   NET LEASE.  Lessor and Lessee agree that the Base Rent paid
               ---------
hereunder shall be completely net to Lessor and Lessee shall be responsible for the payment to Lessor, as Additional Rent, of all expenses of every kind and nature related to the occupancy, operation, maintenance and repair of the Building (collectively "Operating Expenses"), including, without limiting the generality of the foregoing, all costs incurred in an effort to maintain the Building in the condition of a first-class office building. Lessee will pay as Additional Rent its share, if any, of any common area charges for the Building. For purposes of this Lease, "common area" shall refer to areas of the Property and Building which are not reserved for the exclusive use of any tenant and common areas within the Plumtree Center for which the Building is assessed a share of the costs of operating and maintaining in accordance with the Declaration of Covenants for Plumtree Center or any maintenance agreements pertaining to the Plumtree Center or any maintenance agreements pertaining to the Plumtree Center, as the same may be amended from time to time. Notwithstanding the foregoing, Lessee shall not be responsible for the cost of any curative action required of, or repair, replacement or alteration made by Lessor to (i) remedy damages caused by or resulting from the negligence or tortious actions of Lessor or Lessor's agents; (ii) costs in connection with a transfer or disposition of all or any portion of the building and/or the Building Complex; and (iii) accounting, legal or other fees incurred in connection with the preparation of Lessor's income tax returns. Operating Expenses will include costs of capital improvements which reduce other Operating Expenses or which are required under any governmental law or regulation, provided that these costs are amortized over the useful life of the improvement. Operating Expenses will not include depreciation on the Building, brokerage commissions, the costs of any items for which Lessor is reimbursed by insurance, the costs of any interior maintenance within the offices of Lessee to the extent such areas are maintained by Lessee, and the costs of any capital expenditures to the extent they upgrade or improve the Building as opposed to repairing or replacing existing items.

          D.   RETURNED CHECK FEE.  A fee of the greater of $100.00 or actual
               ------------------
cost associated with any returned check shall be paid by the Lessee to the Lessor for any returned check.

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                                  4.   DEPOSIT
                                       -------

          Lessee, concurrently with the execution of this Lease, has deposited with Lessor and shall keep on deposit in an interest-bearing account at all times during the term of this Lease, the sum of Thirty-Seven Thousand Five Hundred and no/100 Dollars ($37,500.00) for the purpose hereinafter set forth, to be held by Lessor. If at any time during the term of this Lease, Lessee shall be in default in the performance of any of the terms, provisions, covenants or conditions of this Lease, Lessor shall have the right to apply said deposit, or so much thereof as may be necessary, toward damage to the Leased Premises, the costs or expenses associated with such default, and for any attorney's fees and legal costs incurred by Lessor by reason of such default; and in the event such deposit shall be diminished by any such payment from or application of the same, Lessee shall and will forthwith pay to Lessor, or its agent, as Lessor may request, such sum as shall be necessary to restore said deposit to the original amount mentioned above. Provided that Lessee is not then in default under this Lease, on each anniversary date of this Lease all interest that has accrued on the security deposit shall be paid by Lessor to Lessee. If the amount of said deposit shall be insufficient to pay, reimburse and fully discharge such expenses and damages, Lessee shall be and remain liable for the balance thereof remaining unpaid, and shall pay the amount of such deficiency to Lessor. Within thirty (30) days after the termination of the Lessee's tenancy, Lessor shall return to Lessee such part or portion of said deposit, plus accrued interest, as shall not be required to pay, discharge and reimburse Lessor for the said expenses and damages.

          In the event the property in which the Leased Premises is located is sold or otherwise conveyed, or a new management agent is named by Lessor, said security deposit shall be transferred by Lessor to the new owner of the property or new management agent, and notice thereof acknowledged by the new owners shall be given to Lessee, and upon such transfer, Lessor shall be released from any and all liability associated therewith.

                                 5.  INSURANCE
                                     ---------

          A.   "ALL-RISK" COVERAGE.  Lessor will, at the expense of Lessee as
                ------------------
Additional Rent, obtain and keep in force from the commencement of construction of the improvements to the Premises and during the term of this Lease, "all-risk" coverage insurance naming Lessor and Lessee as their interests may appear and such other parties as Lessor or Lessee may designate as additional insureds, in the customary form in the City of Colorado Springs for buildings and improvements of similar character, on all buildings and improvements now or after this date located on the Premises. The amount of insurance will be designated by Lessor no more frequently than once every twelve (12) months; will be set forth on an "agreed amount endorsement" to the policy of insurance; will not be less than the agreed value of the buildings and improvements; and will be subject to arbitration pursuant to this Lease if Lessor and Lessee do not agree with regard to the value. Lessor and Lessee agree that the value of the existing building on the premises as of the date this Lease is executed is $4,000,000.00.

          B.   GENERAL LIABILITY.  Lessee will, at its sole expense, obtain and
               -----------------
keep in force during the term of this Lease commercial general liability insurance with a combined single limit of not less than $1,000,000.00 for injury to or death of any one person, for injury to or death of

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any number of persons in one occurrence, and for damage to property, insuring against any and all liability of Lessee, including without limitation coverage for contractual liability, host liquor liability, and non-owned automobile liability, with respect to the Premises or arising out of the use or occupancy of the Premises. Such insurance will insure the performance by Lessee of the indemnity agreement as to liability for injury to or death of persons and damage to property set forth in this Lease. Such insurance will be noncontributing with any insurance that may be carried by Lessor. The limits and coverage of all such insurance will be adjusted by agreement of Lessor and Lessee during every third lease year during the term of this Lease in conformity with the then prevailing custom of insuring liability in the City of Colorado Springs, and any disagreement regarding such adjustment will be submitted to arbitration in the manner provided in this Lease.

          C.   OTHER MATTERS.  All insurance required in this paragraph and all
               -------------
renewals of it will be issued by companies authorized to transact business in the State of Colorado and rated at least a Class X by Best's Insurance Reports (property liability) or approved by Lessor. The builder's "all-risk" coverage insurance will be payable to Lessor, Lessee, and any lender as their interests may appear. The "all-risk" coverage insurance and the general liability insurance will be carried in the joint names of Lessee, Lessor, and such other parties having an interest in the Premises as Lessor and Lessee may designate. All insurance policies will be subject to approval by Lessor and any lender as to form and substance; will expressly provide that such policies will not be canceled or altered without thirty (30) days' prior written notice to Lessor and any lender, in the case of "all-risk" coverage insurance, and to Lessor, in the case of general liability insurance; will, to the extent obtainable, provide that no act or omission of Lessee that would otherwise result in forfeiture or reduction of the insurance will affect or limit the obligation of the insurance company to pay the amount of any loss sustained; and will, to the extent obtainable, contain a waiver by the insurer of its rights of subrogation against Lessor. Upon issuance, each insurance policy or a duplicate or certificate of such policy will be delivered to Lessor and any lender whom Lessor designates. Lessee may satisfy its obligation under this paragraph by appropriate endorsements of its blanket insurance policies.

          D.   ADDITIONAL INSUREDS.  All policies of liability insurance that
               -------------------
Lessee is obligated to maintain according to this Lease (other than any policy of workmen's compensation insurance) will name Lessor and such other persons or firms as Lessor specifies from time to time as additional insureds. A current certificate of insurance shall be delivered to Lessor displaying that the coverages required by this Lease are in full force and effect at all times during the term of this Lease. All public liability, property damage liability, and casualty policies maintained by Lessee will be written as primary policies, not contributing with and not in excess of coverage that Lessor may carry. No insurance required to be maintained by Lessee by this paragraph will be subject to any deductible without Lessor's prior written consent.

                            6.  HAZARDOUS MATERIALS
                                -------------------

          (1) Lessee shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about the Premises by Lessee, its agents, employees, contractors, licensees or invitees, without the prior written consent of Lessor. If Lessee breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Lessee results in contamination of the Premises of Building, or

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any part thereof, or if contamination of the Premises or Building by Hazardous
Material otherwise occurs for which Lessee is legally liable to Lessor for damage resulting therefrom, then Lessee shall indemnify, defend and hold Lessor, its agents, employees, legal representatives, successors and assigns, harmless from any and all claims, judgments, damages, penalties, fines, costs liabilities, or losses (including, without limitation, diminution in value of the Premises and Building, damages for the loss or restriction on use of any rentable or usable space or of any amenity of the Premises or Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term as a result of such contamination. This indemnification of Lessor by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in or about the Building or the soil or ground water on or under the building. Without limiting the foregoing if the presence of any Hazardous Material on or about the Building caused or permitted by Lessee results in any contamination of any portion thereof, Lessee shall promptly take all actions at its sole expense as are necessary to return the Building to the condition existing prior to the introduction of such Hazardous Material, subject to obtaining Lessor's prior written consent to the actions to be taken by Lessee. Lessor may properly require its consent to the selection of the contractors and other experts involved in the inspection, testing and removal or abatement activities, the scope of activities to be performed, the manner and method for performance of such activities, and such other matters as may be required or requested by Lessor for the safety of and continued use of the Building and all occupants thereof. The obligation and liabilities of Lessee herein shall survive expiration or termination of this Lease.

          (2) "Hazardous Material," as used in this Lease, shall be construed in its broadest sense and shall include asbestos, other asbestotic material (which is currently or may be designated in the future as a Hazardous Material), any petroleum base products, pesticides, paint and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products (excluding commercial use cleaning materials in ordinary quantities) and any substance or material if defined or designated as a hazardous or toxic substance, or other similar term, by any federal, state or local law statute, regulation or ordinance affecting the Building or Premises presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time.

          (3) The provisions of this Section 6 shall not be applicable with respect to the dentist currently occupying a portion of the Premises, so long as such dentist complies with all applicable laws and ordinances pertaining to Hazardous Materials.

                          7.   CHARACTER OF OCCUPANCY
                               ----------------------

          Lessee agrees to occupy the Leased Premises for general offices only and to use them in a careful, safe and proper manner; to pay promptly for any damage to the Leased Premises; not to use or permit the Leased Premises to be used for any purposes prohibited by the laws of the United States or any applicable law, statute, regulation or ordinance. Lessee further agrees that it will not commit waste nor suffer nor permit waste to be committed nor permit any nuisance on or in the Leased Premises. Lessee shall procure, at its sole expense, all permits and licenses required for the operation of the Building. Lessee shall make, at its sole expense, all repairs and improvements required in order to comply with any law, statute, regulation, or ordinance. In addition, the terms of this Lease shall be subject in all respects to the provisions of all covenants affecting the Building, including the Declaration of Covenants for Plumtree Center, as the same may be amended from time to time, and any failure by Lessee to comply with the terms and provisions thereof shall be a default under this Lease.

                           8.   ALTERATIONS BY LESSOR
                                ---------------------

          Lessee agrees to permit Lessor at any time upon reasonable advance notice and prior written consent, which shall not be unreasonably withheld (except in the event of an emergency), to enter the Leased Premises to examine and inspect the same or make such repairs, additions or alterations as Lessor may deem necessary or proper for the safety, improvement or preservation thereof, and it is expressly understood that Lessor shall at all times have the right at its election to make such alterations or changes in other portions of the Building as it may from time to time deem necessary and desirable, as long as such alterations and changes do not unreasonably interfere with Lessee's use and occupancy of the Leased Premises.

                           9.  ALTERATIONS BY LESSEE
                               ---------------------

          Lessee agrees to make no alterations in or additions to the Leased Premises without first obtaining the written consent of Lessor; and all alterations, additions or improvements made by either party at the expense of the Lessee (except only movable office furniture not attached to the Building) shall be deemed a part of the real estate and the property of Lessor and shall remain upon and be surrendered with the Leased Premises as a part thereof, without molestation, disturbance or injury at the end of said term, whether by lapse of time or otherwise. At its option, Lessor may require removal of all improvements made by Lessee to the Leased Premises and that the Leased Premises be returned to their condition at the time this Lease was executed, unless the parties agree at the time Lessor grants its consent to such alterations that such removal shall not be required. In the event Lessee makes any additions, alterations or improvements in excess of $1,000.00, a performance bond shall be posted by the Lessee insuring the Lessor against any liability for mechanic's liens.

          All improvements to the Leased Premises if requested in writing by Lessee and approved by Lessor shall be made at the sole cost and expense of Lessee. Lessee shall comply with all requirements of Lessor with respect to the proposed improvements, including, without limiting the generality of the foregoing the following:

          (1) The Improvements will not result in a violation of or require a change in any certificate of occupancy applicable to the Premise or to the Building;

          (2) The character, outside appearance of the Building or any part thereof shall not be changed in any material way without Lessor's consent which consent shall not be unreasonably withheld, and such Improvements shall not adversely affect or weaken or impair (temporarily or permanently) the structure of the Premises or Building, either during the making of such Improvements or upon their completion;

          (3) In performing the work involved in making such Improvements, Lessee shall be bound by and observe all of the terms of this Lease and any applicable laws, regulations, or covenants affecting the Building; and

          (4) Lessee shall provide notice to Lessor at least ten (10) business days prior to commencement of any Improvements, and Lessor shall be entitled to post notices on and about the Premises with respect to Lessor's non-liability for mechanics' liens and Lessee shall not permit such notices to be defaced or removed.

          All Improvements to the Premises, including, by way of illustration but not by limitation, all counters, screens, grilles, special cabinetry work, fixed partitions and panelling, carpeting, drapes or other window coverings and light fixtures, shall be deemed a part of the real estate and the property of Lessor and shall remain upon and be surrendered with the Premises as a part thereof without molestation, disturbance or injury at the end of the Lease term. All movable partitions, machines and equipment which are installed in the Premises by or for Lessee, without expense to Lessor, and can be removed without structural damage to or defacement of the Building or the Premises, and all furniture, furnishings and other articles of personal property owned by Lessee and located in the Premises (all of which are herein called "Lessee's Property") shall be and remain the property of Lessee and may be removed by it at any time during the term of this Lease. However, if any of Lessee's Property is removed, Lessee shall repair or pay the cost of repairing any damage to the Building or the Premises resulting from such removal. All additions or improvements which are to be surrendered with the Premises shall be surrendered with the Premises, as a part thereof, at the end of the term or the earlier termination of this Lease.

          If Lessor permits persons requested by Lessee to perform any Improvements to the Premises, which consent shall not be unreasonably withheld, then prior to the commencement of any such work costing $1,000.00 or more in any one instance, Lessee shall deliver to Lessor certificates issued by insurance companies qualified to do business in the State of Colorado evidencing that workmen's compensation, public liability insurance and property damage insurance, all in amounts, with companies and on forms satisfactory to Lessor, are in force and maintained by all such contractors and subcontractors engaged by Lessee to perform such work. All such policies shall name Lessor as an additional insured and shall provide that the same may not be canceled or modified without thirty (30) days prior written notice to Lessor. Lessor shall respond within five business days to any written request for consent to Improvements. If Lessor shall fail to respond, Lessor's consent to such improvements shall be presumed to have been given.

          Lessee shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Building, the common areas, the land which comprises the Building, or any part of such property arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Lessee. If Lessee fails to have such lien or claim for lien so released or to deliver such bond to Lessor, Lessor without investigating the validity of such lien, may pay or discharge.

          Lessee hereby agrees to indemnify, defend and save Lessor harmless of and from all liability, loss, damages, costs or expenses, including attorneys' fees, incurred in connection with any claims of any nature whatsoever for work performed for, or materials or supplies furnished to

Lessee, including lien claims of laborers, materialmen and others. Should any such liens be filed or recorded against the Building with respect to work done for or materials supplied to or on behalf of Lessee or should any action affecting the title thereto be commenced, Lessee shall cause such liens to be released of record within twenty (20) days after notice thereof. If Lessee desires to contest any such claim of lien, Lessee shall nonetheless cause such lien to be insured against by purchase of a bond from a title company satisfactory to Lessor at Lessee's expense. If Lessee shall be in default in paying any charge for which such a mechanic's lien or suit to foreclose such a lien has been recorded or filed and shall not have caused the lien to be released as aforesaid, Lessor may (but without being required to do so) pay such lien or claim and any costs associated therewith, and the amount so paid, together with interest at the default Interest Rate, as defined hereinafter, and reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Lessee to Lessor as additional rent.

                          10.  REPAIRS AND MAINTENANCE
                               -----------------------

          Lessee agrees to pay, as Additional Rent, all costs incurred in keeping the Building, including all exterior areas, in good order, condition and repair in accordance with the standards prevailing for a first-class office building in the Colorado Springs area.

          (1) Notwithstanding any other provisions of this Lease, Lessee shall pay all costs and expenses of repairing and maintaining in a first-class condition all portions of the Building (including exterior areas), including, without limiting the generality of the foregoing, the structural portions of the Building, the elevators, plumbing, air conditioning, heating and electrical systems. Except in the event of an emergency, Lessee shall have the right to approve in advance any single repair expenditure in excess of $5,000.00, which approval shall not be unreasonably withheld or delayed. If Lessee does not object to any such repair expenditure in a writing delivered to Lessor within five (5) business days after Lessor's delivery of written notice to Lessee requesting approval of the expenditure, Lessee's approval shall be deemed to have been given. Lessee shall also pay all costs to maintain and keep in good order and repair the Building roof; all exterior doors, the Building ventilating systems; elevators; escalators; Building telephone and electrical closets; public portions of the Building or Building complex, including but not limited to the balconies, landscaping, walkways, and upper floor lobbies and corridors, and interior portions of the Building above and below grade; the interior surfaces of the ceilings, walls and floors, all doors, interior glass partitions or glass surfaces and pipes, electrical wiring, switches and fixtures; common areas; and parking areas.

          (2) Lessor shall have the right to do such acts and expend such funds at the expense of Lessee as are reasonably required to perform such work in order the maintain the Building in such condition. Lessor shall have no liability to Lessee for any damage, inconvenience or interference with the use of the Premises by Lessee as a result of performing any such work.

          (3) Lessee shall do all acts required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating to its occupancy of the Building.

          Notwithstanding the foregoing, Lessee owns and shall be responsible for the maintenance and repair of the R & D Systems and Prudential signs; provided that Lessee agrees that it will not remove the Prudential sign without the prior written consent of Lessor so long as Prudential is a tenant of the Building.

                         11.  ASSIGNMENT AND SUBLETTING
                              -------------------------

          Lessee shall not assign this Lease or any right hereunder or sublet the Leased Premises or any part thereof, nor permit any persons other than Lessee and its employees to operate in said Leased Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld. A consent to any assignment of this Lease or any subletting of said Leased Premises shall not constitute a waiver or discharge of the provisions of this paragraph with respect to a subsequent assignment or subletting.

          All subleases shall be in writing and Lessee shall provide copies of all subleases to Lessor within thirty (30) days of execution thereof. All subleases shall be in a form approved by Lessor. Further, all subleases shall contain an express provision providing that if an event of default by Lessee exists under this Lease, then upon notice thereof to the subtenant from Lessor, all rentals payable by the subtenant shall be paid directly to Lessor, for Lessee's account, until subsequent notice from Lessor that such event of default has been cured. Notwithstanding the foregoing, receipt by Lessor of rent directly from the subtenant shall not be considered a waiver of such event of default by Lessee nor an acceptance of such subtenant.

          In the event of any Transfer of this Lease of all or any part of the Premises by Lessee without the prior written consent of Lessor, Lessor, in addition to any rights arising upon a default by Lessee, shall have the right to re-enter and take possession of the Premises or the part thereof subject to such Transfer, and to enforce all rights of Lessee, and receive and collect all rents and other payments due to Lessee, in accordance with such sublet or assignment of the Premises, or any part thereof, as if Lessor was the sublessor or assignor, and to do whatever Lessee is permitted to do pursuant to the terms of such sublease or assignment.

          Within ten (10) days after the sale of a majority of the stock of Lessee or merger of Lessee with another entity, Lessee shall deliver to Lessor certified financial statements of the purchaser and newly established entity.
If Lessor determines, in its reasonable discretion, that the financial condition of the Lessee is materially and adversely affected by such transaction, such stock transfer or merger shall be deemed a default under this Lease.

          At the time of making a request for Lessor's consent to a Transfer and not less than thirty (30) days prior to the proposed effective date thereof, Lessee shall provide to Lessor such information as Lessor, its accountants and attorneys, shall reasonably require with respect to such proposed Transfer, including but not limited to name and address of the proposed transferee, description of business operations, financial information and certificate of corporate authority and good standing or partnership certificates, as applicable.

          Consent of Lessor to a Transfer shall not relieve Lessee from seeking consent to any subsequent Transfers.

          Subletting or assignments by subtenants or assignees shall not be permitted under any circumstances, nor shall Lessee be permitted to assign this Lease or subject all or any part of the

Premises during any period of time that all or any portion of the Base Rent is abated. Further, no option to renew or extend the term of this Lease or to lease additional space, if any, shall be exercisable by any subtenant or assignee.

          All subleases, assignments, and modifications shall be in writing and a copy thereof provided to Lessor within ten (10) days of its effective date. All subleases shall further contain an express provision that in the event of any default by Lessee under this Lease and upon notice thereof to the subtenant from Lessor, all rentals payable by the subtenant shall be paid directly to Lessor, for the Lessee's account, until subsequent notice from Lessor that such default has been cured. Notwithstanding the foregoing, receipt by Lessor or rent directly from the subtenant shall not be considered a waiver of the default on the part of Lessee, nor an acceptance of such subtenant.

          In the event a sublease or assignment is made as herein provided, Lessee shall pay Lessor a charge of Two Hundred Fifty and no/100 Dollars ($250.00) in order to reimburse Lessor for all of the necessary legal and accounting services required in order to accomplish such assignment or subletting.

          The provisions of this Article 11 shall not be applicable with respect to the two existing leases on the Property and any modifications thereof which are not in conflict with the terms of this Lease and do not extend the term of such lease beyond the term of this Lease, which are deemed approved by Lessor, provided that any other modifications of such leases shall be subject to the terms hereof.

                       12.   ASSIGNMENT OR SALE BY LESSOR
                             ----------------------------

          In the event Lessor shall assign this Lease and/or sell or convey the Building, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by such assignment or sale, and Lessee agrees to attorn to the purchaser or assignee.

                       13.  INJURY TO PERSON OR PROPERTY
                            ----------------------------

          Lessee agrees that Lessor, its agents and employees will not be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Lessee's business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, or from any acts or omissions of any other tenant, occupant, or visitor of the premises, or from any cause beyond Lessor's control.

                           14.   INDEMNITY TO LESSOR
                                 -------------------

          Lessee will indemnify Lessor, its agents, and employees against, and hold Lessor, its agents, and employees harmless from, any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities, judgments, and expenses (including without limitation attorneys' fees and court costs) incurred in connection with or arising from: (a) the use or occupancy of the premises by Lessee or any person claiming under Lessee; (b) any acts, omissions, or negligence of Lessee or any person claiming under Lessee or the employees, agents, contractors, invitees, or visitors of Lessee or any such person; (c) any breach, violation, or nonperformance by tenant or any person claiming under Lessee or the employees, agents, contractors, invitees, or visitors of Lessee or any such person or any term, covenant, or provision of this Lease or any law, ordinance, or governmental requirements of any kind; or (d) (except for loss of use of all or any portion of the premises or Lessee's property located within the leased Premises that is proximately caused by or results proximately from the negligence of Lessor), any injury or damage to the person, property, or business of Lessee, its employees, agents, contractors, invitees, visitors, or any other person entering upon the premises under the express or implied invitation of Lessee. If any action or proceeding is brought against Lessor, its employees, or agents by reason of any such claim, Lessee upon notice from Lessor, will defend the claim at Lessee's expense.

                           15.  ESTOPPEL CERTIFICATE
                                --------------------

          Lessee agrees that from time to time upon not less than ten (10) business days prior written request by Lessor, Lessee (or any permitted assignee, sublessee, licensee, concessionee or other occupant of the Premises claiming by, through or under Lessee) will deliver to Lessor, a statement in writing signed by Lessee certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease as modified is in full force and effect and identifying the modifications); (b) the dates to which the rent and other charges have been paid; (c) that Lessor is not in default under any provision of this Lease, or, if in default, the nature thereof in detail; (d) that Lessee is in occupancy and paying rent on a current basis with no rental offsets or claims; (e) that there has been no prepayment of rent other than that provided for in this Lease; (f) that there are no actions, whether voluntary or otherwise, pending against Lessee under the bankruptcy laws of the United States or any State thereof, and (g) such other matters as may be required by a prospective purchaser or lender of the Building. Lessee's failure to deliver such a statement within ten (10) days of the request by Lessor shall be conclusive upon Lessee that this Lease is in full force and effect, without modification except as may be represented by Lessor, that there are no uncured defaults in Lessor's performance and that not more than one month's rental has been paid in advance. Lessee hereby appoints Lessor as attorney-in-fact for Lessee with full power and authority to execute and deliver in the name of Lessee any such certificate in the event Lessee fails to do so on request.

                           16.   SURRENDER AND NOTICE
                                 --------------------

          Lessee agrees to surrender and deliver possession of the Leased Premises promptly at the expiration of this Lease, or in the case of the termination of this Lease by Lessor by reason of a breach in any one or more of the covenants or agreements hereof, in accordance with the laws of the State of Colorado and any court order pertaining thereto. This lease shall be construed and governed by the laws of the State of Colorado.

                     17.   ACCEPTANCE OF PREMISES BY LESSEE
                           --------------------------------

          Lessor and Lessee agree that the possession of the Building by Lessee shall be conclusive evidence as against Lessee that said Premises are in good and satisfactory condition when possession was taken.

                      18.   FIRE, RESTORATION OF PREMISES
                            -----------------------------

          Lessor and Lessee agree that if the Leased Premises, or the Building shall be so damaged by fire or other casualty as to render the Leased Premises wholly untenantable, and if such damage shall be so great that a competent architect, in good standing and selected by Lessor, shall certify in writing to Lessor and Lessee that the Leased Premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within ninety (90) days from the happening thereof, then this Lease shall cease and terminate from the date of the occurrence of such damage at the sole option of Lessor; and Lessee thereupon shall surrender to Lessor the Leased Premises and all interest therein hereunder, and Lessor may reenter and take possession of the Leased Premises and remove Lessee therefrom. Lessee shall pay rent, duly apportioned, up to the time of such damage.

          If, however, the damage shall be such that said architect shall certify that the Leased Premises can be made tenantable within said ninety (90) day period from the happening of such damage, then Lessor shall repair the damage so done with all reasonable speed and the rent shall be abated only for the period during which Lessee shall be deprived of the use of the Leased Premises by reason of such damage and the repair thereof.

          If the Leased Premises, without the fault of Lessee, shall be slightly damaged by fire or other casualty, but not so as to render the same untenantable Lessor shall cause the same to be repaired with reasonable promptness.

          In case the Building throughout be so damaged, whether by fire or otherwise (though said Leased Premises may not be affected) that Lessor within sixty (60) days after the happening of such damage shall decide to reconstruct, rebuild, or raze the Building, then upon thirty (30) days' notice in writing to that effect given by Lessor to Lessee, this Lease shall cease and terminate from the date of the occurrence of said damage, and Lessee shall pay the rent, properly apportioned up to such date, and both parties hereto shall be discharged of all further obligations hereunder.

                   19.   EMINENT DOMAIN, TERMINATION OF LEASE
                         ------------------------------------

          If the Leased Premises or such portion thereof as shall render the remaining portion unusable by the Lessee for its intended purpose shall be taken by right of eminent domain, then this Lease, at the option of Lessor, shall forthwith cease and terminate, and the current rent shall be properly apportioned to the date of such taking; and in such event Lessor shall receive the entire award for the lands and improvements so taken. Notwithstanding the foregoing, Lessee shall have the right to make its own claim for damages caused by the taking and receive the award pertaining to such claim.

                        20.   DEFAULT--EVENTS OF DEFAULT
                              --------------------------

          The following occurrences are "events of default":

          (1) Lessee defaults in the due and punctual payment of rent, and the default continues for five (5) business days after notice from Lessor;

                    (a) Lessee vacates or abandons the Premises;

                    (b) This lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Lessee, or are taken upon or subjected to any attachment by any creditor of Lessee or claimant against Lessee, and the attachment is not discharged within fifteen
(15) days after its levy;

                    (c) Lessee files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or is dissolved, or makes an assignment for the benefit of creditors;

                    (d) Involuntary proceedings under any bankruptcy laws or insolvency act or for the dissolution of Lessee are instituted against Lessee, or a receiver or trustee is appointed for all or substantially all of Lessee's property, and the proceeding is not dismissed or the receivership or trusteeship is not vacated within sixty (60) days after the institution or appointment;

                    (e) Lessee fails to take possession of the Premises on the commencement date of the term; or

                    (f) Lessee breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Lessee to perform, and the breach continues for a period of thirty (30) days after notice by Lessor to Lessee, or such longer period as may be necessary to cure such breach, so long as Lessee continuously and diligently works to cure the breach.

                       21.  DEFAULTS BY LESSEE
                            ------------------

          (1) If Lessee at any time is in default with respect to any rental payments or other charges payable by Lessee, and if the default continues for a period of 5 business days after written notice from Lessor to Lessee; or if Lessee is in default in the prompt and full performance of any other of its promises, covenants, or agreements contained in this Lease, and if the default or breach of performance continues for more than a reasonable time (in no event to exceed 30 days) after written notice from Lessor to Lessee specifying the particulars of such default or breach of performance; or if Lessee vacates or abandons the Premises, Lessor may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and in addition to any or all other rights or remedies of Lessor by law, Lessor may, at the option of Lessor, without further notice or demand of any kind to Lessee or any other person:

                    (a) Declare the term ended, reenter the Premises, take possession of the Premises, and remove all persons from the Premises; or

                    (b) Without declaring this lease terminated, reenter the Premises, occupy the whole or any part of the Premises for and on account of Lessee, and collect any unpaid rentals and other charges which have become payable or which may thereafter become payable; or

                   (c) Even though it may have reentered the Premises, elect to terminate this Lease and all of the rights of Lessee in or to the Premises.

          If Lessor has reentered the Premises under the provisions of subparagraph (b) above, Lessor will not be deemed to have terminated this lease, or the liability of Lessee to pay any rental or other charges accruing after Lessor's entry, or to have terminated Lessee's liability for damages under any of the provisions of this lease, by any reentry or by any action, in unlawful detainer or otherwise, to obtain possession of the Premises, unless Lessor has notified Lessee in writing that it has elected to terminate this lease. Lessee further covenants that the service by Lessor of any notice pursuant to the unlawful detainer statutes of the state where the shopping center is situated and the surrender of possession pursuant to such notice will not (unless Lessor elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election is evidenced by a written notice to Lessee) be deemed to be a termination of this lease. In the event of any entry or taking possession of the Premises, Lessor will have the right, but not the obligation, to remove all or any part of the personal property located in them and may place it in storage at a public warehouse at the expense and risk of Lessee.

          (2) If Lessor elects to terminate this Lease pursuant to the provisions of subparagraph (a) or (c) above, Lessor may recover from Lessee as damages:

                   (a) The worth at the time of award of any unpaid rental that had been earned at the time of termination;

                   (b) The worth at the time of award of the amount by which the unpaid rental that would have been earned after termination until the time of award exceeds the amount of such rental loss Lessee proves could have been reasonably avoided; plus

                   (c) The worth at the time of award of the amount by which the unpaid rental for the balance of the term after the time of award exceeds the amount of such rental loss Lessee proves could be reasonably avoided; plus

                   (d) Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this lease or which in the ordinary course of things would be likely to result from Lessee's failure, including, but not limited to, any costs or expenses incurred by Lessor in retaking possession of the Premises, including reasonable attorneys' fees; maintaining or preserving the Premises after such default; preparing the Premises for reletting to a new Lessee, including repairs or alterations to the Premises for such reletting; leasing commissions; or any other costs necessary or appropriate to relet the Premises.

          As used in subparagraphs (a) and (b), the "worth at the time of award" is computed by allowing interest at the maximum lawful rate but in no event greater than 18% per annum. As used in subparagraph (c), the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank situated nearest to the location of the Premises at the time of award plus 1%.

          The term "rental" will be deemed to be the minimum annual rental and all other sums required to be paid by Lessee pursuant to the terms of this lease. All such sums, other than the minimum annual rental, will, for the purpose of calculating any amount due under the provisions of subparagraph (c), be computed on the basis of the average monthly amount accruing during the immediately preceding 60-month period, except that if it becomes necessary to compute the rental before such a 60-month period has elapsed then the rental will be computed on the basis of the average monthly amount accruing during the shorter period.

          Notwithstanding any other provisions of this paragraph, Lessor agrees that if the default complained of, other than for the payment of monies, is of such a nature that it cannot be cured within the period requiring such curing as specified in the written notice relating to it, then the default will be deemed to be cured if Lessee, within such period, has commenced the curing and continues with all due diligence to cause the curing and completes the curing with the use of such diligence.

          The rights and remedies given to Lessor in this paragraph will be in addition and supplemental to all other rights or remedies that Lessor may have under laws then in force.

                           22.   REMEDIES UPON BREACH
                                 --------------------

          Any rents or other amounts owing to Lessor hereunder which are not paid within ten (10) business days of the date they are due, shall thereafter bear interest from the due date at the rate of eighteen percent (18%) per annum ("Interest Rate") until paid. Similarly, any amounts paid by Lessor to cure an default of Lessee or to perform any obligation of Lessee, shall bear interest from the date paid by Lessor at the Interest Rate until paid. In addition to the foregoing, Lessee shall pay to Lessor whenever any Base Rent, Additional Rent or any other sums due hereunder remain unpaid more than ten (10) days after the due date thereof, a late charge equal to ten percent (10%) of the amount due. Further, in the event of default by Lessee, in addition to all other rights and remedies, Lessor shall be entitled to receive from Lessee all sums, the payment of which may previously have been waived or abated by Lessor, or which may have been paid by Lessor pursuant to any agreement to grant Lessee a rental abatement or the monetary inducement or allowance or moving allowance, together with interest thereon from the date or dates such amounts were paid by Lessor or would have been due from Lessee but for the abatement, at the Interest Rate, until paid; it being understood and agreed that such concession or abatement was made on the condition and basis that Lessee fully perform all obligations and covenants under the Lease for the entire term.

             23.   PREMISES LEFT VACANT--LESSOR MAY TAKE POSSESSION
                   ------------------------------------------------

          Lessor and Lessee agree that if Lessee shall abandon or vacate the Leased Premises before the end of the term of this Lease, Lessor may, at its option and without notice, and using such force as may be necessary, enter the Leased Premises, remove any signs of Lessee therefrom, and relet the same, or any part thereof, as Lessor may see fit for the account of Lessee, without thereby voiding or terminating this Lease, and, for the purpose of such reletting, Lessor is authorized to make any repairs, changes, alterations or additions in or to the Leased Premises, as may in the opinion of Lessor, be necessary or desirable for the purpose of such reletting, and if a sufficient sum shall not be realized from such reletting (after payment of all the costs and expenses of such repairs, changes or alterations, and the expense of such reletting and the collection of rent accruing therefrom) to equal the aggregate monthly rental agreed for the balance of this Lease Term or for any renewal period to be paid by Lessee under the provisions of this Lease, then Lessee agrees to pay such total deficiency upon demand therefore, and if no other rental can be obtained after reasonable effort by Lessor for a period of sixty (60) days after Lessee's breach as contemplated herein, then Lessee shall be liable for the total rental due for the balance of the period from the date of such default.

                       24.  REMOVAL OF LESSEE'S PROPERTY
                            ----------------------------

          Lessor and Lessee agree that if Lessee shall fail to remove all effects from the Leased Premises upon the abandonment thereof or upon the termination of this Lease for any cause whatsoever, Lessor, at its option, may remove such effects in any manner that it shall choose, and store them without liability to Lessor for loss or damage thereof, and Lessee agrees to pay Lessor on demand any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time they shall be in Lessor's possession; and/or Lessor, at its option, without notice, may sell said effects, or any of them, at private sale and without legal process, for such prices as Lessor may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from Lessee to Lessor and upon the expense incident to the removal and sale of said effects, rendering the surplus, if any, to Lessee.

                25.  CONSTRUCTIVE EVICTION--NOTICE REQUIREMENT
                     -----------------------------------------

          If Lessee believes that Lessor has or is committing an act or acts which constitute constructive eviction, Lessee must provide Lessor with written notice specifying the act or acts which allegedly constitute a constructive eviction, and Lessor shall have ten (10) days from the receipt of said notice to cure the alleged constructive eviction. Lessee shall not exercise his legal rights to assert a constructive eviction until Lessor's ten (10) day cure period has expired, and Lessee shall be deemed to have conclusively waived its rights to assert a constructive eviction if it abandons the Premises before the cure period has expired.

                      26.  NO IMPLIED SURRENDER OR WAIVER
                           ------------------------------

          Lessor and Lessee agree that no act or thing done by Lessor or its agents during the term of this Lease shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid, unless the same be made in writing and subscribed by Lessor. The mention in this Lease of any particular remedy shall not preclude Lessor from any other remedy Lessor might have, either in law or in equity, nor shall the waiver of any violation of any covenant or condition contained in this Lease or any of the rules and regulations set forth herein, or hereafter adopted by Lessor, prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of any original violation.

                           27.   COSTS OF CONVERSION
                                 -------------------

          In case it should be necessary or proper for Lessor to bring any action under this Lease or to place this Lease with an attorney for the enforcement of any of Lessor's rights hereunder, then Lessee agrees in each and any such case to reimburse Lessor for Lessor's reasonable attorney's fees and legal expenses, including, but not limited to, direct in-house legal expenses.

                                  28.   WAIVER
                                        ------

          The receipt by Lessor of rent with knowledge of the breach of any covenant in this Lease, shall not be deemed a waiver of such breach. The failure to enforce any of the rules and regulations set forth herein, or hereafter adopted, against Lessee and/or any other Lessee in the Building shall not be deemed a waiver of such rules and regulations or any covenant thereof. The receipt by Lessor of rent from any assignee, subtenant, or occupant of the Leased Premises shall not be deemed a waiver of the covenant contained in this Lease against assignment and subletting, or an acceptance of the assignee, subtenant or occupant as Lessee, or a release of Lessee from the further observance or performance by Lessee of the covenants in this Lease to be observed and performed by the Lessee. No provisions of this Lease shall be deemed to have been waived by Lessor unless such waiver be in writing and signed by Lessor.

                   29.   HOLDING OVER--TENANCY MONTH TO MONTH
                         ------------------------------------

          Lessor and Lessee agree that if after the expiration of this Lease, Lessee shall remain in possession of the Leased Premises and continue to pay rent and without any express agreement as to such holding over, then such holding over shall be deemed to be a tenancy from month-to-month, and Lessee shall be regarded as a Lessee from month-to-month, subject to all the terms and conditions of this Lease, except that the base monthly rental rate for any such holdover period shall be an amount equal to one and one half (1-1/2) times the last base monthly rental amount.

                        30.   PAYMENTS AFTER TERMINATION
                              --------------------------

          Lessor and Lessee agree that no payments of money by Lessee to Lessor after the termination of this Lease, in any manner, or after the giving of any notice (other than a demand for payment of money) by Lessor to Lessee, shall reinstate, continue or extend the term of this Lease or affect any notice given to Lessee prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or after final judgment granting Lessor possession of the Leased Premises, Lessor may receive and collect any sums of rent due, or any other sums of money due under the terms of this Lease, and the payment of such sums of money, whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or any judgment theretofore obtained.


                    31.   COMPLETION OF THE LEASED PREMISES
                          ---------------------------------

          It is mutually understood and agreed that anything to the contrary or apparent contrary herein, Lessee has occupied the Leased Premises for several years and that its continued occupancy of the Leased Premises shall be conclusive evidence as against Lessee that the Leased Premises are complete and satisfactory whether all of the Building and tenant spaces shall be completed or not.

                                 32.   NOTICE
                                       ------

          Any notice to be given to Lessor as provided for in this Lease shall be delivered in writing in person, or by certified mail to Robert Spade, 121 E. Pikes Peak Avenue, Suite 335, Colorado Springs, Colorado 80903; with a copy to Richard Nipert, Bright, Gibson & Nipert, P.C., 1140 Grant Street, Suite 100, Denver, Colorado 80203. Any notice to be given Lessee under the terms and provisions of this Lease shall be in writing and may be given in person or by certified mail to the chief official of Lessee located in the Leased Premises or sent to Lessee by mail at its principal office in the Building.

                              33.   COMMON AREAS
                                    ------------

          (1) The "common area" of the property is that part of the property designated by Lessor from time to time for the common use of all tenants including, among other facilities, parking areas, sidewalks, landscaping, curbs, truckways, delivery passages, loading area, private street and alleys, and lighting facilities and certain common areas provided for the common use of parties in the Plumtree complex pursuant to the Declaration of Covenants for Plumtree Center, as the same may be amended from time to time. Lessor reserves the right to change from time to time the dimensions and location of the common areas as well as the dimension, identity and type of any buildings (except the Leased Premises) on the property and to construct additional buildings or additional stories on existing buildings or other improvements on the property (except the Leased Premises) for street, park, utility and other public purposes. Lessee and its employees, customers, invitees, sublessees, concessionaires and licensees shall have the non-exclusive right to use the common area, as constituted from time to time, such use to be in common with Lessor, other tenants of the property and other persons entitled to use the same, and subject to the rules and regulations governing use as they may be amended from time to time, including the designation of specific areas for automobiles owned by any tenant or subtenant, its employees, sublessees, concessionaires or licensees. Lessee shall not take any action which would interfere with the rights of other persons to use the common area. Lessor may temporarily close any part of the common area for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights or to make repairs or alterations.

          (2) Lessor will operate and maintain the interior and exterior common areas associated with the Building. The costs shall be those of operating and maintaining the common area in a manner deemed by Lessor reasonable and appropriate and for the best interests of the property, including, without limitation: all costs and expense of managing, operating, maintaining, repairing, lighting, providing janitorial service, cleaning, painting, striping, policing, insuring, providing utilities, removing snow, ice and debris; efficiency studies (if approved in Lessee's reasonable discretion) and regulating traffic; costs and expenses, if any, of heating the common areas; costs and expenses of inspection maintenance, and depreciation of machinery and equipment used in the operation and maintenance of the common facilities, including, if any, the common area heating equipment, and personal property taxes and other charges incurred in connection with such equipment; costs and expenses of maintaining, planting, replanting, and replacing flowers and shrubbery and planters and other landscaping; real estate taxes and special assessments applicable to common area and land underlying same; sprinkler maintenance costs; and administrative cost of operating and maintaining the common area. Such costs and expenses shall not include depreciation (other than depreciation above specified). The costs of operating and maintaining the common areas shall also include the costs assessed to the Building pursuant to the Declaration of Covenants of Plumtree Center, as the same may be amended from time to time.

          (3) Lessee shall pay Lessor, as Additional Rent, the costs of operating and maintaining the common areas on a monthly basis on the same date Base Rent is due.

          (4) The charge required hereunder shall be paid by Lessee in twelve
(12) monthly installments in such amounts as are estimated by Lessor at the beginning of a twelve (12) month period commencing and ending on dates designated by Lessor, each such installment being due on the first day of each month. The monthly payments to be made by Lessor shall be adjusted and revised to compensate for any overpayment or underpayment made by Lessee in such preceding twelve (12) month period. Within ninety (90) days after the end of each twelve (12) month period, Lessor shall make available Lessor's records related to Lessor's operating cost for such preceding twelve (12) month period.

                          34.   RULES AND REGULATIONS
                                ---------------------

          Lessor and Lessee agree that the following rules and regulations shall be and are hereby made a part of this Lease, and Lessee agrees that its employees and agents, or any others permitted by Lessee to occupy or enter the Leased Premises, will at all times abide by said rules and regulations and that a default in the performance and observance thereof shall operate the same as any other defaults herein:

          (1) The sidewalks, entries, passages, corridors, stairways and elevators of the Building shall not be obstructed by Lessee or its agents or employees, or be used for any purpose other than ingress and egress to and from the Leased Premises.

          (2) (a) Furniture, equipment or supplies shall be moved in or out of the Building only upon the elevator and/or through the access designated by Lessor and then only during such hours and in such manner as may be prescribed by Lessor.

              (b) No safe or article of property, the weight of which may, in the opinion of Lessor, may constitute a hazard or danger to the Building or its equipment, shall be moved into the Premises.

              (c) Safes and other equipment, the weight of which is not excessive, shall be moved into, from or about the Building only during such hours and in such manner as shall be prescribed by Lessor, and Lessor shall have the right to designate the location of such articles in the Leased Premises.

          (3) No additional sign, advertisement, or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Leased Premises or the Building unless approved by Lessor as to color, size, style and location; but there shall be no obligation or duty on Lessor to allow any additional sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Leased Premises or of the Building. A directory in a conspicuous place, with the name of Lessee, will be provided by Lessor, with the original building standard directory strips being paid for by Lessor. Any necessary revision in the building standard suite sign and directory strip, will be made by Lessee within a reasonable time after notice of the error or change making the revision necessary; such revisions being at the sole expense of Lessee. No furniture shall be placed in front of the Building or in any lobby or corridor without the prior written consent of Lessor. Lessor shall have the right to remove all non-permitted signs and furniture, without notice to Lessee, at the expense of Lessee.

          (4) Lessee shall not do or permit anything to be done in the Leased Premises, or bring or keep anything therein, which will in any way increase the cost of fire insurance for the Building, or on property kept therein, or in any way injure or annoy other occupants or their guests, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon the Building or any part thereof, or conflict with any applicable fire or health law, statute, regulation or ordinance.

          (5) Lessee shall not employ any person or persons other than the janitor for the purpose of cleaning or taking care of the Leased Premises without the written consent of Lessor, which consent shall not be unreasonably withheld.

          (6) Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of Lessee, its agents or employees, shall be paid for by Lessee. No person shall waste water by tying back or wedging the faucets in any manner.

          (7) No animals, except handicapped assistance animals, shall be allowed in the offices, halls, corridors and elevators in the Building. No person shall disturb the occupants of this or adjoining buildings or Premises by the use of any radio or musical instrument or by the making of loud or improper noises.

          (8) Bicycles or other vehicles shall not be permitted in the offices, halls, corridors and elevators in the Building, nor shall any obstruction of sidewalks or entrances of the Building be permitted. Bicycles shall not be locked to trees, downspout, signs or other portions of the Building or surrounding Premises.

          (9) Lessee shall not allow anything to be placed in the outside window ledges of the Building, nor shall anything be thrown by Lessee, its agents or employees, out of the windows or doors, or down the halls, elevator shafts or ventilating ducts or shafts of the Building. Lessee, except in the case of fire or other emergency, shall not open any outside window as this interferes with the proper functioning of the Building air conditioning system.

          (10) No additional lock or locks or security system shall be placed by Lessee on any door in the Building unless written consent of Lessor shall first have been obtained, which consent shall not be unreasonably withheld. A master key to all areas of the Leased Premises and to the toilet rooms will be furnished by Lessee to Lessor. A reasonable charge for extra keys will be made to Lessee. At the termination of this tenancy, Lessee shall promptly return to Lessor all keys to all areas of the Leased Premises.

          (11) No awnings shall be placed over the windows except by the prior written consent of Lessor. No inside screening, draping, shades or blinds shall be hung on or over the windows except by the prior written consent of Lessor.

          (12) Whenever heat generating machines or equipment, including telephone equipment, are used in the Leased Premises, and such machines or equipment affect the temperature otherwise maintained by the air conditioning system, Lessor reserves the right to require Lessee to install supplemental air conditioning units in the Leased Premises. The cost of such installation, operation and maintenance of such supplemental air conditioning, shall be paid by Lessee upon demand by Lessor.

          (13) Lessee shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Leased Premises. The use of oil, gas or flammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building, with the exception of items used by the dentist occupying a portion of the Premises, to the extent such items are used in accordance with law and are customarily used by dentists in their practice.

          (14) Any painting or decorating as may be agreed to be done by, and at the expense of Lessor, shall be done during regular working hours; should Lessee desire such work done on Sundays, holidays or outside of regular working hours, Lessee shall pay for the extra costs thereof.

          (15) Except normal picture hanging and except as otherwise permitted by Lessor, Lessee shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Leased Premises or of the Building, and any defacement, damage or injury caused by Lessee, its agents or employees shall be paid for by Lessee.

          (16) Lessor shall at all times have the right, by its officers or agents, to enter the Leased Premises, to inspect and examine the same, and to show the same to persons wishing to lease them, and may at any time within 270 days prior to the termination of this lease, place upon the doors and windows of the Leased Premises the notice "For Rent", which notice shall not be removed by Lessee.

          (17) Lessor reserves the right to make other reasonable rules and regulations, or amend these rules and regulations, as Lessor's judgment may from time to time be necessary and desirable for the safety, care and cleanliness of the Leased Premises, and for the preservation of good order thereof, provided that no such new rules and regulations shall materially and adversely alter Lessee's rights under this Lease.

          (18) No storing of vehicles shall be permitted.

                              35.   SUBORDINATION
                                    -------------

          Lessor and Lessee agree that this Lease is subject to, and subordinate to, all ground or underlying leases and to all present mortgages affecting the real estate on which the Building is located and the Building of which the Leased Premises is a part, and to all renewals and extensions thereof, and to any mortgage or mortgages which may hereafter be executed affecting the same.

                        36.   AMENDMENT OR MODIFICATION
                              -------------------------

          Lessee acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as is expressed herein, and that no amendment or modification to this Lease shall be valid or binding unless expressed in writing and executed by Lessor and Lessee in the same manner as in the execution of this Lease.

                           37.   SEVERABILITY CLAUSE
                                 -------------------

          If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of Lessor and Lessee that the remainder of this Lease shall not be affected thereby, and it is also the intention of Lessor and Lessee that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. The caption of each paragraph hereof is added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this Lease.

                          38.  SUCCESSORS AND ASSIGNS
                               ----------------------

          All terms, conditions and covenants to be observed and performed by Lessor and Lessee shall be applicable to and binding upon their respective heirs, administrators, executors, successors and assigns.

                              39.   NO PARTNERSHIP
                                    --------------

          It is expressly understood that Lessor and Lessee are not partners or joint venturers and the Lessor has no right, title or interest in and to the business of Lessee, and that Lessor has no right to represent or bind Lessee in any respect whatsoever and that nothing herein contained shall be deemed, held or construed as making Lessor a partner, joint venturer, or associates of Lessee, nor as rendering Lessor liable for any debts, liabilities or obligations incurred by Lessee. Neither is the relationship between Lessor and Lessee that of principal and agent. It is expressly understood that the relationship between the parties hereto is and shall at all times remain, that of Lessor and Lessee.

                                 40.   ADDENDUM
                                       --------

          Where there is an Addendum to this Lease, if there are any conflicts between the provisions of the Addendum and the provisions of this Lease, the provisions of the Addendum shall control.

                                 41.   BROKERS
                                       -------

          Lessee warrants that it has not dealt with any real estate broker or agent in connection with the negotiation of this Lease to whom a real estate commission might be due, or who might have an interest in this transaction.

          Lessee agrees to indemnify and hold harmless Lessor and the Manager from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation. Lessor shall be responsible for the payment of all commissions to the broker, if any, specified in this Article, based upon the leasing commission policy of Lessor applicable to the Complex as of the date of this Lease.

                              42.   LEGAL COUNSEL
                                    -------------

          No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease, or the transactions relating thereto. It is recommended that the Lessee employ an attorney prior to executing this Lease to review the Lease and provide legal counsel.

                             43.   OPTION TO RENEW
                                   ---------------

          Lessee shall have the option to renew this Lease upon the terms and conditions set forth in Exhibit "A" attached hereto.

                           44.   LIABILITY OF LESSOR
                                 -------------------

          Lessor's liability under this Lease shall be limited to Lessor's estate and interest in the Building (or to the proceeds thereof) and no other property or other assets of Lessor or its partners (if Lessor is a partnership), agents, employees, legal representatives, successors or assigns, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use and occupancy of the Premises. Nothing contained in this Paragraph shall be construed to permit Lessee to offset against rents due a successor landlord, a judgment (or other judicial process) requiring the payment of money by reason of any default of a prior landlord, except as otherwise specifically set forth herein.

                             45.   PRIOR TENANCIES
                                   ---------------

          Lessee understands and acknowledges that portions of the building are subject to the prior tenancies of Jeff M. Rayl, D.D.S. and Kathleen Rayl, and Prudential Insurance Company of America, and that this Lease is subject to the rights of said tenants. Notwithstanding the foregoing, upon commencement of this Lease term, the provisions hereof shall act as and constitute an assignment to and acceptance by Lessee of all of Lessor's right, title and interest with respect to the foregoing tenancies. More specifically, Lessee shall be entitled to receive all rental payments payable by said tenants accruing during the term of this Lease and Lessee shall be obligated to perform all covenants and obligations on the part of the Lessor with respect to said tenancies. In furtherance of the foregoing, Lessor agrees to execute all documents in form mutually acceptable to Lessor and Lessee reasonably necessary to effectuate the foregoing and shall execute any and all notices to said tenants in form mutually acceptable to Lessor and Lessee reasonably requested by Lessee with respect to effectuating the foregoing.

                              46.   FORCE MAJEURE
                                    -------------

          In the event that either party shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, riots, insurrection, or war, then performance of such act shall be excused from the period of the delay and the period from the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this section shall not operate to excuse Lessee from prompt payment of rents or any other payments required by the terms of this Lease.

                            47.   DATE OF ACCEPTANCE
                                  ------------------

          This Lease is conditioned upon the acceptance by Lessee and delivery to Lessor of an executed Lease on or before October 11, 1994.

     READ AND APPROVED this 11th day of October, 1994.

     LESSOR:

PLUMTREE OFFICE INVESTORS, LTD.,
a Colorado limited partnership

DIAMANTE PROPERTIES CORP., a Colorado
corporation, Managing General Partner

By:       /s/ Robert A. Spade
          -------------------
          Robert A. Spade, President

          LESSEE:

R & D SYSTEMS COMPANY, a Colorado corporation

By:       /s/ Guy M. Lammle
          -----------------

          CEO         10/11/94
          --------------------
          Name and Title

                                                                     Exhibit "A"



                                OPTION TO RENEW

          (a) So long as Lessee is not in default under this Lease, either at the time of exercise or at the time the extended term commences, Lessee will have the option to extend the initial four (4) year term of this Lease for an additional period of either three (3) or five (5) years (the "option period") on the same terms, covenants, and conditions of this Lease, except that the monthly rent during the option period will be determined pursuant to the following paragraph. Lessee will exercise its option by giving Lessor written notice ("option notice") at least one (1) year prior to the expiration of the initial term of this Lease, which notice shall include Lessee's election to extend the term for either three (3) or five (5) years.

          (b) The initial monthly rent for the option period will be determined as follows:

                 (i) Lessor and Lessee will have fifteen (15) days after Lessor receives the option notice within which to agree on the then-fair market rental value of the Premises, and rental increases to the monthly rent for the option period. If they agree on the initial monthly rent and rental increases for the option period within fifteen (15) days, they will amend this Lease by stating the initial monthly rent and rental increases for the option period.

                (ii) The "then-fair market rental value of the Premises" means what a landlord under no compulsion to lease the Premises and a tenant under no compulsion to lease the Premises would determine as rents (including initial monthly rent and rental increases) for the option period, as of the commencement of the option period, taking into consideration the uses permitted under this Lease, the quality, size, design, and location of the Premises, and the rent for comparable buildings located in the vicinity of the Building. The then-fair market rental value of the Premises and the rental increases in the monthly rent for the option period will not be less than that provided during the initial term.

               (iii) Within seven (7) days after the expiration of the fifteen
(15) day period set forth in paragraph (b)(2), the parties will attempt to agree upon the selection of an appraiser to determine the then-fair market rental value of the Premises and rent escalators. If the parties cannot agree upon an appraiser, each party will hire an appraiser with at least five years full-time commercial appraisal experience in the Colorado Springs area. The then-fair market rental value and rent escalators will then be determined by averaging the rental values and escalators of the two appraisers. The determination of the appraiser (if one is agreed upon by the parties) or the calculation of the averages of the two appraisers shall conclusively determine the rental increases during the renewal term. This rent determination process shall be completed within ninety (90) days of option notice receipt by Lessor, or Lessor, at its discretion, may terminate the lease renewal option. This rent determination process shall be completed within ninety (90) days of receipt of the notice exercising the option by Lessor, or Lessor, at its discretion, may terminate this Lease renewal option.

     LESSOR:

PLUMTREE OFFICE INVESTORS, LTD.,
a Colorado limited partnership

DIAMANTE PROPERTIES CORP., a Colorado
corporation, Managing General Partner



By:       /s/ Robert A. Spade
          --------------------------
          Robert A. Spade, President


     LESSEE:

R & D SYSTEMS COMPANY, a Colorado
corporation


By:       /s/  Guy M. Lammle
          --------------------------

               CEO
          --------------------------
               Name and Title